EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Starbucks Corporation (“Starbucks”) on Form 10-K for the fiscal year ended October 2, 2011, as filed with the Securities and Exchange Commission on November 18, 2011 (the “Report”), Howard Schultz, chairman, president and chief executive officer of Starbucks, and Troy Alstead, chief financial officer and chief administrative officer of Starbucks, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Starbucks.

November 18, 2011

/s/ Howard Schultz
Howard Schultz chairman, president and chief executive officer

November 18, 2011

/s/ Troy Alstead
Troy Alstead chief financial officer and chief administrative officer